SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2007
iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

63 South Avenue, Burlington, Massachusetts	01803

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 345-0200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release issued on April 24, 2007

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (c)     On April 24, 2007, iRobot Corporation (“the Company”) announced the appointment of Sandra B. Lawrence as President and General Manager of the Company’s Home Robots division, effective May 15, 2007. Ms. Lawrence, who is 57 years old, has served in a number of positions at Johnson & Johnson. Currently, Ms. Lawrence is serving as Vice President, Innovation and Growth Platforms for the Consumer Group of Companies of Johnson & Johnson, a position in which she has served since September 2005. From October 2002 to September 2005, she served as Vice President, Sales and Marketing for The Spectacle Lens Group, a division of Johnson & Johnson Vision Care. Prior to joining Johnson & Johnson, Ms. Lawrence served as Senior Vice President & General Manager, Instant Digital Printing Group at Polaroid Corporation, a position in which she served from June 2001 to October 2002. Ms. Lawrence has a B.S. in business administration from the University of Maine and an M.B.A. from Northeastern University. In connection with her appointment, Ms. Lawrence and the Company will enter into an executive agreement and an indemnification agreement, the forms of which are attached as exhibits to the Company’s annual report on Form 10-K.
Item 7.01     Regulation FD Disclosure.
     On April 24, 2007, iRobot Corporation issued a press release announcing the appointment of Sandra B. Lawrence as President and General Manager of the Company’s Home Robots division, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01     Financial Statements and Exhibits.
     (d)     Exhibits:

99.1	Press Release issued by the registrant on April 24, 2007, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
April 25, 2007	By:	/s/ Glen D. Weinstein
Glen D. Weinstein
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on April 24, 2007, furnished herewith.